UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

Navitas Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Challenger Street, Torrance, California	90503-1640
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2026, the Board of Directors (the “Board”) of Navitas Semiconductor Corporation (the “Company”) expanded the size of the Board from eight to ten members and designated the two newly created director positions as Class III directors. On the same date, the Board appointed Gregory M. Fischer to serve as a Class III director, effective immediately to hold office until the expiration of his term at the Company’s 2027 annual meeting of stockholders.

In connection with his appointment to the Board, Mr. Fischer was also appointed to serve as a member of the Compensation Committee and the Executive Steering Committee of the Board.

Mr. Fischer will participate in the Company’s standard non-employee director compensation arrangements. Under the terms of those arrangements, he will receive a pro-rata portion of each of an annual retainer of $45,000 for his service on the Board, $7,500 for his service on the compensation committee of the Board, $7,500 for his service on the executive steering committee of the Board, and an initial grant of 22,048 restricted stock units that vest in full immediately prior to the director election at the subsequent annual stockholders meeting, subject to the director’s continued service on the Board at that time.

There are no arrangements or understandings between Mr. Fischer and any other person pursuant to which Mr. Fischer was selected as a director. Mr. Fischer is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Fischer to the Board is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION

Dated: April 13, 2026
	By:	/s/ Chris Allexandre
Chris Allexandre
President and Chief Executive Officer